Exhibit 10.1

AMENDMENT NUMBER THREE TO FIFTH AMENDED AND RESTATED LOAN
AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER THREE TO FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 8, 2003, is entered into by and among HPSC, INC., a Delaware corporation (“Borrower”), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, “Lender” and, collectively, “Lenders”), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, “Agent”; and together with each of the Lenders, individually and collectively, the “Lender Group”), in light of the following:

W I T N E S S E T H

WHEREAS, Borrower and the Lender Group are parties to that certain Loan and Security Agreement, dated as of August 5, 2002, as amended by Amendment Number One to Fifth Amended and Restated Loan and Security Agreement dated as of November 8, 2002 and as amended by Amendment Number Two to Fifth Amended and Restated Loan and Security Agreement dated as of January 31, 2003 (as amended, restated, supplemented, or modified from time to time, the “Loan Agreement”);

WHEREAS, Borrower has requested that the Lender Group consent to the amendment of the Loan Agreement as set forth herein; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.             DEFINITIONS.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.             AMENDMENTS TO LOAN AGREEMENT.

(a)           Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“Citizens Amendment Fee” has the meaning set forth in Section 2.11(h).

“Foothill Amendment Fee” has the meaning set forth in Section 2.11(i).

“Third Amendment” means that certain Amendment Number Three to Fifth Amended and Restated Loan and Security Agreement dated as of May 8, 2003, by and between the Borrower and the Lender Group.

“Third Amendment Effective Date” means the date, if ever, that all of the conditions set forth in Section 3 of the Third Amendment shall be satisfied (or waived by Agent in its sole discretion).

(b)           Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definitions as follows:

“Applicable Base Rate Margin” means, as of any date of determination, the following margin based upon Borrower’s most recent Debt to Worth Ratio calculation (determined as set forth in the following paragraph); provided, however, that for the period from the Closing Date through the date Agent receives the certified calculation of the Debt to Worth Ratio in respect of the testing period ending June 30, 2002 delivered by Borrower pursuant to Section 6.3(a)(iii)(B), the Applicable Base Rate Margin shall be calculated based upon Borrower’s Debt to Worth Ratio as of March 31, 2002 (calculated on a pro forma basis as if the transactions contemplated hereby had been consummated as of such date):

Level	Debt to Worth Ratio	Base Rate Margin
I	less than 6.5:1.0	0.75 percentage points
II	equal to or greater than 6.5:1.0 and less than 7.0:1.0	1.00 percentage points
III	equal to or greater than 7.0:1.0	1.25 percentage points

The Applicable Base Rate Margin shall be based upon Borrower’s most recent Debt to Worth Ratio calculation, which will be calculated each fiscal quarter of Borrower as at the end of such fiscal quarter based upon the fiscal quarter then ended.  The Applicable Base Rate Margin shall be redetermined each fiscal quarter of Borrower on the date Agent receives the certified calculation of the Debt to Worth Ratio pursuant to Section 6.3(a)(iii)(B) hereof; provided, however, that if Borrower fails to provide such certification when such certification is due, the Applicable Base Rate Margin shall be set at the margin in the row styled “Level III” as of the date on which the certification was required to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the Applicable Base Rate Margin shall be set at the margin based upon the Debt to Worth Ratio calculation disclosed by such certification).

“Applicable LIBOR Rate Margin” means, as of any date of determination, the following margin based upon Borrower’s most recent Debt to Worth Ratio calculation (determined as set forth in the following paragraph); provided, however, that for the period from the Closing Date through the date Agent receives the certified calculation of the Debt to Worth Ratio in respect of the testing period ending June 30, 2002 delivered by Borrower pursuant to Section 6.3(a)(iii)(B), the Applicable LIBOR Rate Margin shall be calculated based upon Borrower’s Debt to Worth Ratio as of March 31, 2002 (calculated on a pro forma basis as if the transactions contemplated hereby had been consummated as of such date):

Level	Debt to Worth Ratio	LIBOR Rate Margin
I	less than 6.5:1.0	2.75 percentage points
II	equal to or greater than 6.5:1.0 and less than 7.0:1.0	3.00 percentage points
III	equal to or greater than 7.0:1.0	3.25 percentage points

The Applicable LIBOR Rate Margin shall be based upon Borrower’s most recent Debt to Worth Ratio calculation, which will be calculated each fiscal quarter of Borrower as at the end of such fiscal quarter based upon the fiscal quarter then ended.  The Applicable LIBOR Rate Margin shall be redetermined each fiscal quarter of Borrower on the date Agent receives the certified calculation of the Debt to Worth Ratio pursuant to Section 6.3(a)(iii)(B) hereof; provided, however, that if Borrower fails to provide such certification when such certification is due, the Applicable LIBOR Rate Margin shall be set at the margin in the row styled “Level III” as of the date on which the certification was required to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the Applicable LIBOR Rate Margin shall be set at the margin based upon the Debt to Worth Ratio calculation disclosed by such certification).

“Maximum Revolver Amount” means $70,000,000.

(c)           Section 2.11 of the Loan Agreement is hereby amended (i) by deleting the phrase “(except in the case of the fees described in clauses (d), (e), (f), and (g) of this Section 2.11, which fees shall be divided among the Lenders as set forth therein)”, immediately following the words “(irrespective of whether this Agreement is terminated thereafter) and shall” appearing in the first sentence therein, and replacing it with the phrase “(except in the case of the fees described in clauses (d), (e), (f), (g), (h) and (i) of this Section 2.11, which fees shall be divided among the Lenders as set forth therein)”, (ii) by deleting the word “and” at the end of clause (f) thereof, (iii) by deleting the period at the end of clause (g) thereof and replacing it with a comma, and (iv) by adding the following new clauses (h) and (i):

“(h)         Citizens Amendment Fee.  An amendment fee in the amount of $75,000 (the “Citizens Amendment Fee”), which amendment fee shall be fully earned on the Third Amendment Effective Date, and shall be charged to Borrower’s Loan Account on such date, and shall be for the sole benefit of Citizens Bank of Massachusetts, and

(i)            Foothill Amendment Fee.  An amendment fee in the amount of $75,000 (the “Foothill Amendment Fee”), which amendment fee shall be fully earned on the Third Amendment Effective Date, and shall be charged to Borrower’s Loan Account on such date, and shall be for the sole benefit of Foothill.”

(d)           Schedule C-1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

Schedule C-1

Commitments

Lender	Revolver Commitment	Total Commitment
Foothill Capital Corporation	$40,000,000	$40,000,000

Banknorth, N.A.	$10,000,000	$10,000,000

Citizens Bank of Massachusetts	$20,000,000	$20,000,000

All Lenders	$70,000,000	$70,000,000

3.             CONDITIONS PRECEDENT TO THIS AMENDMENT.  The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)           The representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b)           Agent shall have received the reaffirmation and consent of ACFC attached hereto as Exhibit A (the “Consent”), duly executed and delivered by an authorized official of ACFC;

(c)           No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(d)           No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, ACFC, or the Lender Group.

4.             REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and warrants to the Lender Group as follows:

(a)           The representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b)           the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

(c)           this Amendment and the Loan Agreement, as amended by this Amendment, constitute Borrower’s legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms,

(d)           this Amendment has been duly executed and delivered by Borrower,

(e)           the execution, delivery, and performance of the Consent is within ACFC’s corporate power, has been duly authorized by all necessary corporate action, and is not in contravention of any law, rule or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

(f)            the Consent constitutes ACFC’s legal, valid, and binding obligations, enforceable against Guarantor in accordance with its terms,

(g)           No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment,

(h)           No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remain in force by any Governmental Authority against Borrower, ACFC, or the Lender Group, and

(i)            the Consent has been duly executed and delivered by ACFC.

5.             CONSTRUCTION.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6.             ENTIRE AMENDMENT; EFFECT OF AMENDMENT.  This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof.  The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.  To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.  This Amendment is a Loan Document.

7.             COUNTERPARTS; TELEFACSIMILE EXECUTION.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.             MISCELLANEOUS.

(a)           Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

(b)           Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

HPSC, INC. a Delaware corporation

By:	/s/ John Everets
Title:	Chairman

FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent and as a Lender

By:	/s/ Virginia H. Brown
Title:	Senior Vice President

BANKNORTH, N.A., a national association, as a Lender

By:	/s/ Paul Forester
Title:	Vice President

CITIZENS BANK OF MASSACHUSETTS, a Massachusetts chartered bank, as a Lender

By:	/s/ David Farwell
Title:	Vice President

S-1

Exhibit A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Fifth Amended and Restated Loan and Security Agreement by and among HPSC, INC., a Delaware corporation (“Borrower”), each of the lenders that is from time to time a party thereto (together with their respective successors and permitted assigns, individually, “Lender” and, collectively, “Lenders”), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, “Agent”; and together with each of the Lenders, individually and collectively the “Lender Group”), dated as of August 5, 2002 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”), or in Amendment Number Three to Fifth Amended and Restated Loan and Security Agreement, dated as of May 8, 2003 (the “Amendment”), among Borrower and the Lender Group.  The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect.  Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.  Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent.  Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.  This Reaffirmation and Consent shall be governed by the laws of the State of California.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

AMERICAN COMMERCIAL FINANCE CORPORATION, a Delaware corporation

By:	/s/ John Everets
Name:
Title: